UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2022

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(866) 374-2678
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01          Regulation FD Disclosure

On February 16, 2022, the U.S. Department of Education (“DOE”) announced that it will discharge repayment of federal student loans for approximately 1,800 students who attended DeVry University (“DVU”).   The 1,800 former DVU students were approved for relief through the “borrower defense to repayment” (“BDR”) program.

As previously disclosed, pursuant to the terms of the Stock Purchase Agreement by and between Adtalem Global Education Inc. (“Adtalem”) and Cogswell Education, LLC (“Cogswell”), dated as of December 4, 2017, as amended, Adtalem sold DVU to Cogswell and Adtalem agreed to indemnify DVU for certain losses up to $340,000,000 (the “Indemnification Cap”), including certain BDR claims.

Adtalem has previously disclosed DVU-related matters that have consumed a portion of the Indemnification Cap.

To Adtalem’s knowledge, DVU has not been contacted by the DOE or received any specific information from the DOE on the cancelled federal student loans.  Adtalem does not have any specific information on how the DOE adjudicated the cancelled loans or whether any of the borrowers in question may have already been provided relief under prior settlements.  Currently, the only information available to Adtalem is yesterday’s announcement by the DOE.

Forward-Looking Statements

Certain statements contained in this Form 8-K are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact, which includes statements regarding the Company’s future growth, the future impacts of the COVID-19 pandemic, the efficacy and distribution of the vaccines, the BDR program, Adtalem’s indemnification of DVU, the expected synergies from the recent Walden acquisition, and the pending sale of the financial services segment, including our anticipated net proceeds and whether the pending sale will be completed in the anticipated timeframe, if at all.  Forward-looking statements can also be identified by words such as “future,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “may,” “will,” “would,” “could,” “can,” “continue,” “preliminary,” “range,” and similar terms. These forward-looking statements are subject to risk and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include the risk factors described in Item 1A. “Risk Factors” of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) and our other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Robert J. Phelan
Robert J. Phelan
Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: February 17, 2022